UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328
______________________________________________

SMA Relationship Trust
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, NY 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas, 12th Floor
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-713 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

SMA Relationship Trust
Series A
Series M
Series T
Annual Report
December 31, 2009

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	5
Industry diversification	8
Portfolio of investments	10

SMA Relationship Trust—Series M
Letter to shareholders	24
Performance at a glance	29
Summary of municipal securities by state	31
Portfolio of investments	32

SMA Relationship Trust—Series T
Letter to shareholders	38
Performance at a glance	43
Industry diversification	46
Portfolio of investments	47

Explanation of expense disclosure	58

Statement of assets and liabilities	60

Statement of operations	61

Statement of changes in net assets	62

Financial highlights
SMA Relationship Trust—Series A	64
SMA Relationship Trust—Series M	65
SMA Relationship Trust—Series T	66

Notes to financial statements	67

Report of independent registered public accounting firm	84

General information	85

Supplemental information	86

SMA Relationship Trust—Series A

February 17, 2010

Dear shareholder,
We present you with the annual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2009.

Performance
 Over the 12-month reporting period, the Fund returned 23.28%, compared with the 0.23% return of the Merrill Lynch US Treasury 1-5 Year Index, the 29.99% return of the MSCI World Free Index (net), and the 2.72% return of the US Consumer Price Index (CPI). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and the redemption of Fund shares, while the Index returns do not reflect fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 5.)

SMA Relationship Trust—Series A

Investment goal:
To maximize total return, consisting of capital appreciation and current income

Portfolio managers:
Curt Custard, Andreas Koester
and Jonathan Davies
UBS Global Asset
Management (Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annually

An interview with Portfolio Manager Curt Custard
Q.	How would you describe the economic environment during the reporting period?
A.	While economic growth in the US remained weak during the first half of the reporting period, the recession—considered to be the longest since the Great Depression—is likely to be over. Looking back, gross domestic product (“GDP”) declined 6.4% during the first quarter of 2009. While the economy continued to struggle during the second quarter of 2009, GDP fell at a more modest pace, contracting 0.7%. This relatively better reading was largely the result of smaller declines in exports and business spending.

The Commerce Department then reported that third quarter 2009 GDP increased 2.2%. The economy’s turnaround was due, in part, to the government’s $787 billion stimulus program. It included an $8,000 tax credit for first-time home buyers, as well as the “Cash for Clunkers” car rebate program, which has since concluded. Economic growth then accelerated during the last three months of the year, as the Commerce Department’s advance estimate for fourth quarter GDP growth was 5.7%.

SMA Relationship Trust—Series A

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Throughout the reporting period, the Fed maintained its highly accommodative monetary policy as it sought to further stabilize the financial markets and stimulate economic growth. For example, the Fed continued to directly purchase US Treasuries and agency mortgage-backed securities in an attempt to keep interest rates low and to resuscitate the long-ailing housing market.

The Fed kept the fed funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed maintained this rate throughout the entire reporting period, indicating at its December 2009 meeting that it expects to continue to do so in anticipation of economic conditions that are “likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	Which positions had a positive impact on performance during the reporting period?
A.	Market allocation was the largest positive contributor to performance during the fiscal year. In particular, long exposures to US equities and investment grade corporate bonds were rewarded as investor risk aversion was replaced with robust risk appetites during the period. A long position in UK equities was also a positive for performance as was a short position in sovereign bonds.

Overall, security selection enhanced the Fund’s results during the reporting period. Within the US Equity 130/30 portion of the Fund’s portfolio, overweights in autos and components, semiconductors and media helped performance. In contrast, underweights in technology hardware, retailing and banks detracted from performance. Within the US Large Cap Growth portion of the Fund’s portfolio, security selection in the information technology, consumer discretionary and healthcare sectors were rewarded, whereas an overweight in energy was a negative for results.

Currency positioning was positive during the fiscal year, with a short position to the euro and a long position in the Swedish krona adding the most value.

SMA Relationship Trust—Series A

Q.	Which positions hindered performance during the period?
A.	A short position in Canadian and Australian equities during the first part of the fiscal year detracted from performance as they rallied sharply. Security selection within the US Mid Cap Growth component was a modest drag on performance as it lagged its benchmark during the reporting period.

Q.	How is the Fund allocated at the end of the reporting period?
A.	Within global equities, the Fund has significant long positions in the US and the UK, which we believe to be undervalued. Other long positions include Japan, Hong Kong, Taiwan, Italy, the Netherlands, Spain and Australia.

Within fixed income, the Fund has a short exposure to Japanese and US government bonds, and in particular toward the long end of the yield curve, where we believe these markets to be the most overvalued. Conversely, the Fund has a long exposure to German government bonds, which we believe to be attractive relative to other countries’ bonds and to the high yield and investment grade debt markets through credit-default swaps.

Q.	What is your outlook for the economy?
A.	We believe the US has emerged from the lengthy recession due to a fairly good mix of growth, with consumption expanding even without the benefit of certain government stimulus programs. While we expect to see the economic recovery continue, it’s likely that GDP will be below its historical average in 2010. Given continued slack in parts of the economy, we believe that core inflation will remain benign during the year.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp	Andreas J. Koester
President	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Head—Americas	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.

Curt Custard	Jonathan Davies
Portfolio Manager	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Executive Director
UBS Global Asset Management	UBS Global Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/09

		Since
	1 year	inception(1)

SMA Relationship Trust—Series A	23.28%	(1.69)%

Merrill Lynch US Treasury 1-5 Year Index(2)	0.23%	2.88%

MSCI World Free Index (net)(3)	29.99%	(9.03)%

US Consumer Price Index (CPI)(4)	2.72%	0.65%

(1)	Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.

(2)	The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(3)	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

(4)	The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Performance at a glance (unaudited) (concluded)

Comparison of change in value of a $10,000 investment in the SMA Relationship Trust—Series A versus the Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the US Consumer Price Index (CPI) from April 2, 2008 which is the fund inception date, through December 31, 2009. Inception date of the indices, for the purpose of this illustration, is 3/31/08, which is the nearest month-end to the inception date of the Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Top ten equity holdings (unaudited)(1)
As a percentage of net assets
As of December 31, 2009

Roche Holding AG	0.8%

WMS Industries, Inc.	0.7

Sysco Corp.	0.7

Total SA	0.7

Regal-Beloit Corp.	0.7

BP PLC	0.6

Express Scripts, Inc.	0.6

Cognizant Technology Solutions Corp., Class A	0.6

Exelon Corp.	0.6

Illinois Tool Works, Inc.	0.5

Total	6.5%

Country exposure, top five (unaudited)(1)
As a percentage of net assets
As of December 31, 2009

United States	30.4%

Japan	2.9

United Kingdom	2.4

France	1.9

Germany	1.5

Total	39.1%

(1)	Figures represent the direct investments of the SMA Relationship Trust—Series A. Figures could be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series A

Industry diversification (unaudited)(2)
As a percentage of net assets
As of December 31, 2009

Common stocks
Aerospace & defense	0.22%

Air freight & logistics	0.31

Airlines	0.08

Auto components	0.11

Automobiles	0.29

Beverages	0.85

Biotechnology	0.86

Capital markets	1.33

Chemicals	1.68

Commercial banks	3.03

Commercial services & supplies	0.66

Communications equipment	0.15

Computers & peripherals	2.06

Construction & engineering	0.27

Construction materials	0.16

Consumer finance	0.12

Distributors	0.19

Diversified consumer services	0.69

Diversified financial services	1.15

Diversified telecommunication services	0.80

Electric utilities	1.04

Electrical equipment	0.71

Electronic equipment, instruments & components	0.59

Energy equipment & services	0.61

Food & staples retailing	1.41

Food products	0.81

Gas utilities	0.05

Health care equipment & supplies	1.02

Health care providers & services	1.41

Hotels, restaurants & leisure	1.03

Household durables	0.21

Household products	0.39

Industrial conglomerates	0.79

Insurance	1.45

SMA Relationship Trust—Series A

Industry diversification (unaudited) (concluded)(2)
As a percentage of net assets
As of December 31, 2009

Common stocks (concluded)
Internet & catalog retail	0.31%

Internet software & services	0.00 (3)

IT services	0.92

Leisure equipment & products	0.07

Life sciences tools & services	0.36

Machinery	1.49

Marine	0.05

Media	1.02

Metals & mining	0.79

Multiline retail	0.26

Multi-utilities	0.35

Office electronics	0.31

Oil, gas & consumable fuels	3.65

Paper & forest products	0.09

Personal products	0.13

Pharmaceuticals	2.05

Professional services	0.45

Real estate investment trust (REIT)	0.17

Real estate management & development	0.14

Road & rail	0.37

Semiconductors & semiconductor equipment	1.03

Software	2.48

Specialty retail	1.19

Tobacco	0.18

Trading companies & distributors	0.71

Wireless telecommunication services	0.83

Total common stocks	45.93

Investment companies
UBS U.S. Equity Alpha Relationship Fund	20.58

UBS U.S. Large Cap Growth Equity Relationship Fund	18.17

Total investment companies	38.75

Short-term investment	7.36

Total investments	92.04

Cash and other assets, less liabilities	7.96

Net assets	100.00%

(2)	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.
(3)	Amount represents less than 0.005%.

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Security description	Shares	Value

Common stocks—45.93%

Australia—1.03%
Australia & New Zealand Banking Group Ltd.	752	$15,300

Commonwealth Bank of Australia	485	23,650

Foster’s Group Ltd.	3,122	15,363

National Australia Bank Ltd.	1,784	43,410

Qantas Airways Ltd.	9,292	24,696

QBE Insurance Group Ltd.	4,986	113,803

Westpac Banking Corp.	2,405	54,135

Woodside Petroleum Ltd.	458	19,249

		309,606

Austria—0.03%
Telekom Austria AG	687	9,809

Canada—0.79%
Canadian Imperial Bank of Commerce	800	52,130

George Weston Ltd.	200	12,797

Power Financial Corp.	800	23,774

Shoppers Drug Mart Corp.	900	39,077

Sun Life Financial, Inc.	600	17,354

TMX Group, Inc.	500	15,839

Toronto-Dominion Bank	1,200	75,682

		236,653

Cayman Islands—0.12%
Seagate Technology	2,000	36,380

China—0.30%
Cheung Kong Infrastructure Holdings Ltd.	2,000	7,591

CLP Holdings Ltd.	5,500	37,163

Esprit Holdings Ltd.	4,400	28,959

Hang Seng Bank Ltd.	1,200	17,654

		91,367

Finland—0.19%
Nokia Oyj	859	11,027

Stora Enso Oyj, Class R*	1,780	12,477

Tieto Oyj	801	16,560

UPM-Kymmene Oyj	1,371	16,305

		56,369

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Security description	Shares	Value

Common stocks—(continued)

France—1.89%
AXA SA	375	$8,869

BNP Paribas	1,504	118,686

France Telecom SA	3,584	89,483

GDF Suez	1,721	74,663

Societe Generale	872	60,336

Total SA	3,341	214,097

		566,134

Germany—1.53%
Allianz SE	360	44,810

BASF SE	589	36,534

Daimler AG	327	17,471

Deutsche Bank AG	199	14,026

E. ON AG	773	32,271

Fresenius Medical Care AG & Co. KGaA ADR	900	47,709

Henkel AG & Co KGaA, Preference shares	2,238	116,516

Metro AG	656	39,985

SAP AG	449	21,177

Siemens AG	768	70,443

ThyssenKrupp AG	434	16,345

		457,287

Ireland—0.21%
Accenture PLC, Class A	800	33,200

Covidien PLC	500	23,945

Elan Corp. PLC ADR*	1,100	7,172

		64,317

Italy—0.37%
ENI SpA	1,986	50,562

Finmeccanica SpA	1,005	16,028

Intesa Sanpaolo SpA*	1,439	6,448

UniCredit SpA*	5,320	17,696

Unione di Banche Italiane SCPA	1,357	19,438

		110,172

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Security description	Shares	Value

Common stocks—(continued)

Japan—2.92%
Bank of Yokohama Ltd.	5,000	$22,643

Benesse Holdings, Inc.	400	16,727

Bridgestone Corp.	800	14,019

Canon, Inc.	1,200	50,730

Central Japan Railway Co.	5	33,354

Daito Trust Construction Co., Ltd.	800	37,725

Funai Electric Co., Ltd.	200	10,034

Honda Motor Co., Ltd.	1,800	60,862

ITOCHU Corp.	5,000	36,767

JFE Holdings, Inc.	800	31,504

Kirin Holdings Co., Ltd.	1,000	15,942

Komatsu Ltd.	1,800	37,526

Kubota Corp.	2,000	18,392

Lawson, Inc.	900	39,649

Leopalace21 Corp.	1,100	4,469

Marubeni Corp.	4,000	21,776

Mitsubishi UFJ Financial Group, Inc.	4,800	23,502

Mitsui OSK Lines Ltd.	3,000	15,748

Mitsui Sumitomo Insurance Group Holdings, Inc.	900	22,842

Mizuho Securities Co., Ltd.	5,000	14,966

Nintendo Co., Ltd.	200	47,413

Nippon Electric Glass Co., Ltd.	2,000	27,284

Nippon Mining Holdings, Inc.	3,000	12,844

NTT DoCoMo, Inc.	12	16,716

Ono Pharmaceutical Co., Ltd.	700	29,910

Panasonic Corp.	1,000	14,301

Ricoh Co., Ltd.	3,000	42,312

Sankyo Co., Ltd.	400	19,926

Secom Co., Ltd.	200	9,460

Sompo Japan Insurance, Inc.	4,000	25,455

Sumitomo Corp.	2,300	23,150

Sumitomo Metal Industries Ltd.	14,000	37,325

Sumitomo Mitsui Financial Group, Inc.	400	11,404

Sumitomo Trust & Banking Co., Ltd.	4,000	19,446

Toyota Motor Corp.	200	8,403

		874,526

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Security description	Shares	Value

Common stocks—(continued)

Luxembourg—0.22%
ArcelorMittal	1,450	$65,765

Netherlands—0.89%
Akzo Nobel NV	268	17,665

ASML Holding NV, Class G	1,300	44,317

ASML Holding NV	1,384	47,074

James Hardie Industries NV CDI*	3,010	22,695

Koninklijke Philips Electronics NV	703	20,816

Qiagen NV*	1,600	35,712

Reed Elsevier NV	1,228	15,068

Royal Dutch Shell PLC, Class B	2,181	63,554

		266,901

Norway—0.44%
Norsk Hydro ASA*	4,800	39,902

Petroleum Geo-Services ASA*	3,300	37,474

Telenor ASA*	3,800	53,301

		130,677

Portugal—0.05%
Portugal Telecom SGPS SA	1,160	14,102

Singapore—0.23%
DBS Group Holdings Ltd.	2,000	21,746

Oversea-Chinese Banking Corp. Ltd.	3,000	19,311

United Overseas Bank Ltd.	2,000	27,833

		68,890

Spain—0.44%
Acciona SA	83	10,780

Banco Santander SA	6,492	106,663

Enagas	708	15,670

		133,113

Switzerland—1.47%
Adecco SA	730	40,303

Credit Suisse Group AG	954	46,985

Nestle SA	1,727	83,902

Novartis AG	333	18,143

Roche Holding AG	1,341	228,126

Zurich Financial Services AG	99	21,525

		438,984

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Security description	Shares	Value

Common stocks—(continued)

United Kingdom—2.45%
Associated British Foods PLC	4,102	$54,436

Barclays PLC	14,126	62,249

BP PLC	19,682	190,348

British Sky Broadcasting Group PLC	9,584	86,334

Diageo PLC	1,399	24,398

Ensco International PLC	1,100	43,934

Imperial Tobacco Group PLC	685	21,588

Prudential PLC	5,826	59,350

Rio Tinto PLC	873	47,051

Tullow Oil PLC	3,473	72,426

Vodafone Group PLC	26,284	60,866

Wolseley PLC*	486	9,722

		732,702

United States—30.36%
Abbott Laboratories	200	10,798

ACE Ltd.*	1,200	60,480

Activision Blizzard, Inc.*	2,500	27,775

Affiliated Computer Services, Inc., Class A*	900	53,721

Aflac, Inc.	800	37,000

Air Products & Chemicals, Inc.	800	64,848

Allergan, Inc.	2,100	132,321

Amazon.com, Inc.*	500	67,260

American Electric Power Co., Inc.	1,500	52,185

American Tower Corp., Class A*	2,100	90,741

Amgen, Inc.*	1,300	73,541

Amphenol Corp., Class A	2,900	133,922

Analog Devices, Inc.	1,100	34,738

AOL, Inc.*	42	978

Apple, Inc.*	500	105,430

Arch Coal, Inc.	400	8,900

Artio Global Investors, Inc.*	3,300	84,117

AT&T, Inc.	2,600	72,878

Atmel Corp.*	24,100	111,101

Autodesk, Inc.*	1,600	40,656

Avon Products, Inc.	700	22,050

Baker Hughes, Inc.	300	12,144

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Security description	Shares	Value

Common stocks—(continued)

United States—(continued)
Bank of America Corp.	2,700	$40,662

Bank of New York Mellon Corp.	2,800	78,316

BioMarin Pharmaceutical, Inc.*	2,700	50,787

BorgWarner, Inc.	500	16,610

Broadcom Corp., Class A*	500	15,725

Bucyrus International, Inc.	1,800	101,466

Burlington Northern Santa Fe Corp.	800	78,896

C.R. Bard, Inc.	1,500	116,850

Carnival Corp.	1,200	38,028

Central European Distribution Corp.*	3,800	107,958

CME Group, Inc.	100	33,595

Cognizant Technology Solutions Corp., Class A*	3,800	172,140

Comcast Corp., Class A	4,800	80,928

Concur Technologies, Inc.*	2,200	94,050

Constellation Brands, Inc., Class A*	5,100	81,243

Continental Resources, Inc.*	3,300	141,537

Costco Wholesale Corp.	200	11,834

DaVita, Inc.*	1,800	105,732

Dell, Inc.*	6,600	94,776

Dick’s Sporting Goods, Inc.*	2,200	54,714

Digital Realty Trust, Inc., REIT	1,000	50,280

Discover Financial Services	2,500	36,775

Dolby Laboratories, Inc., Class A*	300	14,319

Dollar General Corp.*	1,300	29,159

Ecolab, Inc.	2,500	111,450

EnergySolutions, Inc.	8,300	70,467

EOG Resources, Inc.	300	29,190

Estee Lauder Cos., Inc., Class A	400	19,344

Exelon Corp.	3,500	171,045

Express Scripts, Inc.*	2,000	172,900

Exxon Mobil Corp.	700	47,733

F5 Networks, Inc.*	600	31,788

FedEx Corp.	1,100	91,795

FirstEnergy Corp.	100	4,645

Flowers Foods, Inc.	1,600	38,016

Fortune Brands, Inc.	900	38,880

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Security description	Shares	Value

Common stocks—(continued)

United States—(continued)
GameStop Corp., Class A*	2,400	$52,656

General Dynamics Corp.	500	34,085

General Electric Co.	9,600	145,248

Genzyme Corp.*	1,100	53,911

H&R Block, Inc.	3,700	83,694

Halliburton Co.	1,700	51,153

Henry Schein, Inc.*	900	47,340

Hewlett-Packard Co.	1,900	97,869

Home Depot, Inc.	800	23,144

Illinois Tool Works, Inc.	3,100	148,769

Immucor, Inc.*	3,100	62,744

Intel Corp.	1,900	38,760

IntercontinentalExchange, Inc.*	900	101,070

International Game Technology	2,400	45,048

Johnson & Johnson	800	51,528

Joy Global, Inc.	700	36,113

JPMorgan Chase & Co.	2,400	100,008

L-3 Communications Holdings, Inc.	200	17,390

LKQ Corp.*	2,900	56,811

Martin Marietta Materials, Inc.	300	26,823

Medco Health Solutions, Inc.*	700	44,737

Medtronic, Inc.	2,300	101,154

Merck & Co., Inc.	1,700	62,118

Micros Systems, Inc.*	1,300	40,339

Microsoft Corp.	4,000	121,960

Monsanto Co.	1,400	114,450

Monster Worldwide, Inc.*	5,400	93,960

Morgan Stanley	1,300	38,480

MSC Industrial Direct Co., Class A	2,600	122,200

MSCI, Inc., Class A*	1,700	54,060

National Oilwell Varco, Inc.	800	35,272

NetApp, Inc.*	3,800	130,682

NetFlix, Inc.*	500	27,570

Newfield Exploration Co.*	2,000	96,460

News Corp., Class A	1,100	15,059

NiSource, Inc.	500	7,690

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Security description	Shares	Value

Common stocks—(continued)

United States—(continued)
Omnicom Group, Inc.	1,400	$54,810

O’Reilly Automotive, Inc.*	2,600	99,112

PACCAR, Inc.	700	25,389

PepsiCo, Inc.	200	12,160

Pfizer, Inc.	4,100	74,579

Philip Morris International, Inc.	700	33,733

Praxair, Inc.	900	72,279

Quanta Services, Inc.*	3,900	81,276

Regal-Beloit Corp.	4,100	212,954

Salesforce.com, Inc.*	1,100	81,147

SBA Communications Corp., Class A*	1,900	64,904

Scotts Miracle-Gro Co., Class A	2,200	86,482

Sempra Energy	400	22,392

SolarWinds, Inc.*	2,600	59,826

Solera Holdings, Inc.	3,500	126,035

Southwestern Energy Co.*	2,300	110,860

Sprint Nextel Corp.*	4,000	14,640

SPX Corp.	1,400	76,580

STEC, Inc.*	3,900	63,726

Strayer Education, Inc.	500	106,245

SUPERVALU, Inc.	1,900	24,149

Symantec Corp.*	1,800	32,202

Sysco Corp.	7,700	215,138

Talecris Biotherapeutics Holdings Corp.*	3,500	77,945

Target Corp.	1,000	48,370

TD Ameritrade Holding Corp.*	6,200	120,156

Teradata Corp.*	2,800	88,004

Tetra Tech, Inc.*	4,400	119,548

Thermo Fisher Scientific, Inc.*	1,500	71,535

Time Warner Cable, Inc.	167	6,912

Time Warner, Inc.	466	13,579

TreeHouse Foods, Inc.*	1,700	66,062

Ultra Petroleum Corp.*	800	39,888

UnitedHealth Group, Inc.	100	3,048

Urban Outfitters, Inc.*	2,700	94,473

Viacom, Inc., Class B*	1,100	32,703

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Security description	Shares	Value

Common stocks—(concluded)

United States—(concluded)
VMware, Inc., Class A*	1,176	$49,839

Wal-Mart Stores, Inc.	800	42,760

Wells Fargo & Co.	3,000	80,970

WMS Industries, Inc.*	5,600	224,000

Xilinx, Inc.	600	15,036

		9,097,018

Total common stocks (cost—$13,583,548)		13,760,772

Investment companies—38.75%

UBS U.S. Equity Alpha Relationship Fund*(1)	595,975	6,164,766

UBS U.S. Large Cap Growth Equity Relationship Fund*(1)	468,448	5,445,009

Total investment companies (cost—$12,035,075)		11,609,775

Short-term investment—7.36%

Investment company—7.36%
JPMorgan Liquid Assets Money Market Fund, 0.000%(2)
(cost—$2,205,097)	2,205,097	2,205,097

Total investments—92.04% (cost—$27,823,720)		27,575,644

Cash and other assets, less liabilities—7.96%		2,384,724

Net assets—100.00%		$29,960,368

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $24,309,322; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,515,268

Gross unrealized depreciation	(248,946)

Net unrealized appreciation of investments	$3,266,322

*	Non-income producing security.
(1)	Investment in affiliated investment company.
(2)	Rate shown reflects the yield at December 31, 2009.
ADR	American depositary receipt
CDI	Chess depositary interest
Preference
shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Forward foreign currency contracts
SMA Relationship Trust—Series A had the following open forward foreign currency contracts as of December 31, 2009:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Australian Dollar	1,575,000	USD	1,420,256	03/23/10	$16,784

Canadian Dollar	790,000	USD	743,431	03/23/10	(11,935)

Euro	350,000	USD	500,416	03/23/10	(1,272)

Euro	4,610,000	USD	6,759,136	03/23/10	151,193

Great Britain Pound	555,000	USD	900,765	03/23/10	4,732

Japanese Yen	61,900,000	USD	700,448	03/23/10	35,558

New Zealand Dollar	2,270,000	USD	1,636,420	03/23/10	(2,618)

Singapore Dollar	125,000	USD	89,756	03/23/10	849

Swiss Franc	1,440,000	USD	1,397,604	03/23/10	4,927

United States Dollar	579,234	KRW	670,000,000	03/03/10	(4,854)

United States Dollar	1,042,412	MXN	13,540,000	03/23/10	(16,772)

United States Dollar	649,924	MYR	2,192,000	03/03/10	(11,231)

United States Dollar	536,231	NOK	3,110,000	03/23/10	(983)

United States Dollar	1,767,460	SEK	12,570,000	03/23/10	(9,857)

United States Dollar	320,137	SEK	2,300,000	03/23/10	1,461

United States Dollar	875,431	TWD	27,900,000	03/03/10	11,030

United States Dollar	521,318	ZAR	3,980,000	03/23/10	10,088

Net unrealized appreciation on forward foreign currency contracts					$177,100

Currency type abbreviations:
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Futures contracts
SMA Relationship Trust—Series A had the following open futures contracts as of December 31, 2009:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US Treasury futures sell contracts:
10 Year US Treasury Notes,
7 contracts (USD)	March 2010	$(827,067)	$(808,172)	$18,895

Index futures buy contracts:
Amsterdam Exchange Index,
1 contract (EUR)	January 2010	92,244	95,466	3,222

Dow Jones EURO STOXX 50 Index,
37 contracts (EUR)	March 2010	1,524,932	1,567,387	42,455

FTSE 100 Index,
15 contracts (GBP)	March 2010	1,268,581	1,289,658	21,077

Hang Seng Stock Index,
5 contracts (HKD)	January 2010	686,905	699,805	12,900

MSCI Taiwan Index,
18 contracts (USD)	January 2010	513,648	528,799	15,151

NIKKEI 225 Index,
6 contracts (JPY)	March 2010	650,950	680,034	29,084

OMX Stockholm 30 Index,
10 contracts (SEK)	January 2010	132,811	132,601	(210)

S&P Toronto Stock Exchange
60 Index, 1 contract (CAD)	March 2010	128,735	132,103	3,368

Index futures sell contracts:
CAC 40 Euro Index,
11 contracts (EUR)	January 2010	(600,962)	(617,164)	(16,202)

DAX Index,
1 contract (EUR)	March 2010	(211,094)	(213,007)	(1,913)

S&P 500 Index,
117 contracts (USD)	March 2010	(6,417,977)	(6,497,595)	(79,618)

S&P MidCap 400 Index,
74 contracts (USD)	March 2010	(5,172,075)	(5,364,260)	(192,185)

Interest rate futures buy contracts:
Euro-Bund Futures,
24 contracts (EUR)	March 2010	4,235,620	4,169,566	(66,054)

Interest rate futures sell contracts:
10 Year Japanese Government Bonds,
62 contracts (JPY)	March 2010	(9,260,270)	(9,301,831)	(41,561)

Net unrealized depreciation on futures contracts				$(251,591)

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Currency type abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

Swap agreements
SMA Relationship Trust—Series A had outstanding credit default swap agreements with the following terms as of December 31, 2009:

Credit default swaps on credit indices—sell protection(1)

Counterparty—Deutsche Bank AG:

				Payments		Upfront
		Payments		received		payments
Notional	Termination	made by		by the		(made)/		Unrealized	Credit
amount	dates	the Fund		Fund		received	Value	appreciation	spread(2)

EUR 300,000	06/20/14	—	%(3)	1.8500	%(4)	$(6,599)	$21,210	$14,611	0.6962%

EUR 300,000	06/20/14	—	(3)	1.8500	(4)	(13,774)	21,210	7,436	0.6962

EUR 900,000	06/20/14	—	(3)	1.8500	(4)	(37,335)	63,629	26,294	0.6962

USD 248,000	06/20/14	—	(5)	1.0000	(4)	814	2,043	2,857	0.9983

USD 580,800	06/20/13	—	(6)	1.5500	(4)	—	8,789	8,789	1.1081

USD 1,087,500	06/20/13	—	(7)	5.0000	(4)	—	36,388	36,388	3.9893

USD 1,488,000	06/20/14	—	(5)	1.0000	(4)	19,701	12,258	31,959	0.9983

USD 1,936,000	06/20/13	—	(6)	1.5500	(4)	—	29,297	29,297	1.1081

						$(37,193)	$194,824	$157,631

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 11 Index.
(4)	Payments received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 12 Index.
(6)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.
(7)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 10 Index.

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks(1)	$9,606,040	$4,154,732	$—	$13,760,772

Investment companies	—	11,609,775	—	11,609,775

Short-term investment	—	2,205,097	—	2,205,097

Other financial instruments(2)	(251,591)	334,731	—	83,140

Total	$9,354,449	$18,304,335	$—	$27,658,784

(1)	The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.
(2)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2009

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Common stocks	Rights	Total

Assets
Beginning balance	$33,931	$4,341	$38,272

Total gains or losses (realized/unrealized) included in earnings	1,933	—	1,933

Purchases, sales, issuances, and settlements (net)	(5,542)	—	(5,542)

Transfers in and/or out of Level 3	(30,322)	(4,341)	(34,663)

Ending balance	$—	$—	$—

See accompanying notes to financial statements

SMA Relationship Trust—Series M

February 17, 2010

Dear shareholder,
We present you with the annual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2009.

Performance
 Over the 12-month period, the Fund returned 11.08%, compared with the 12.91% return of its benchmark, the Barclays Capital Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 29.)

SMA Relationship Trust—Series M

Investment goal:
Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:
Portfolio Management Team,
including Elbridge T. Gerry
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with Lead Portfolio Manager Elbridge T. Gerry
Q.	How would you describe the economic environment during the reporting period?
A.	While economic growth in the US remained weak during the first half of the reporting period, the recession—considered to be the longest since the Great Depression—is likely to be over. Looking back, gross domestic product (“GDP”) declined 6.4% during the first quarter of 2009. While the economy continued to struggle during the second quarter of 2009, GDP fell at a more modest pace, contracting 0.7%. This relatively better reading was largely the result of smaller declines in exports and business spending.

The Commerce Department then reported that third quarter 2009 GDP increased 2.2%. The economy’s turnaround was due, in part, to the government’s $787 billion stimulus program. It included an $8,000 tax credit for first-time home buyers, as well as the “Cash for Clunkers” car rebate program, which has since concluded. Economic growth then accelerated during the last three months of the year, as the Commerce Department’s advance estimate for fourth quarter GDP growth was 5.7%.

SMA Relationship Trust—Series M

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Throughout the reporting period, the Fed maintained its highly accommodative monetary policy as it sought to further stabilize the financial markets and stimulate economic growth. For example, the Fed continued to directly purchase US Treasuries and agency mortgage-backed securities in an attempt to keep interest rates low and to resuscitate the long-ailing housing market.

The Fed kept the fed funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed maintained this rate throughout the entire reporting period, indicating at its December 2009 meeting that it expects to continue to do so in anticipation of economic conditions that are “likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did the overall US bond and municipal markets perform during the reporting period?
A.	Overall, the US bond market generated solid results during the fiscal year. Early in the period, investors continued to be drawn to the relative safety of short-term Treasuries given ongoing concerns related to the economy and the frozen credit markets. However, risk aversion soon abated due to optimism that the government’s massive intervention to restore order to the financial system was gaining traction. In addition, economic conditions went from being “less negative” to showing signs of meaningful improvement. Collectively, this triggered rising investor confidence and helped the US spread (non-Treasury) sectors to generate strong results during the reporting period. During the 12 months ended December 31, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returned 5.93%.

The municipal bond market significantly outperformed its taxable bond counterparts during the review period. A decrease in risk aversion and strong demand for tax-free bonds supported municipal bond prices. All told, the Barclays Capital Municipal Bond Index returned 12.91% during the 12-month reporting period. Within the Index, longer-maturity and lower-rated tax-free bonds, both of which performed poorly the prior year, generated strong results in 2009.

Q.	How did you manage the Fund over the reporting period?
A.	We continued to adhere to our investment discipline during the fiscal year, which calls for conducting extensive analysis of the credit quality

SMA Relationship Trust—Series M

of the underlying issuers of securities, regardless of the existence of insurance enhancement.

While economic conditions stabilized and improved as the fiscal year progressed, we remained concerned about a number of economic headwinds, such as the weak labor market. In addition, given continued declines in the tax revenues for state and local municipalities, we positioned the Fund defensively during the 12-month reporting period. This was reflected in the Fund’s duration, which was shorter than that of its benchmark. However, this detracted from performance as, overall, municipal yields declined during the period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

The Fund also held an overweight to higher quality A-rated securities and an underweight to lower-rated BBB municipal securities. This was also a negative for the Fund’s relative performance, as lower-quality securities generated superior results during the reporting period.

The Fund’s yield curve positioning produced mixed results. While the Fund’s overweight to the 15- to 20-year portion of the yield curve was beneficial for results, this was overshadowed by the Fund’s overweight to the 7- to 10-year portion of the curve, and its underweight to securities with maturities of 22+ years, which generated negative performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Q.	How did sector positioning impact the Fund’s performance?
A.	Overall, sector positioning was a detractor from performance during the reporting period. In particular, our underweights to several lower-rated areas that generated strong results in the municipal market rally hurt our relative performance. Notably, the Fund’s underweights versus the benchmark in the industrial development revenue/pollution control revenue, hospital and housing sectors negatively impacted performance.

In addition, a modest overweight in general obligation bonds modestly detracted from results as they lagged the benchmark.

Q.	What is your outlook for the economy and the municipal bond market?
A.	We believe the US has emerged from the lengthy recession due to a fairly good mix of growth, with consumption expanding even without the benefit of certain government stimulus programs. While we expect to

SMA Relationship Trust—Series M

see the economic recovery continue, it’s likely that GDP will remain below its historical average in 2010. Given continued slack in parts of the economy, we believe that core inflation will remain benign during the year. We will continue to closely monitor incoming economic and market data to proactively manage the Fund’s portfolio.

We expect some headline risk for the municipal market in 2010, as budget deficits are perceived to be growing. However, we expect both state and local governments to cut spending and services to meet their budgetary goals. In fact, these cost-saving initiatives have already begun in many state and local municipalities. We are also closely monitoring the inflation and interest rate environments, as uncertainties in these areas may increase volatility. Notwithstanding this potential market impact, we are focused on reaching long-term goals, while minimizing risk with the municipal fixed income asset class.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series M
Head—Americas
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry
Portfolio Manager
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for the periods ended 12/31/09

			Since
	1 year	5 years	inception(1)

SMA Relationship Trust—Series M	11.08%	3.93%	4.13%

Barclays Capital Municipal Bond Index(2)	12.91%	4.32%	4.56%

(1)	Since inception returns are calculated as of the performance inception date, October 8, 2003, of SMA Relationship Trust—Series M.

(2)	The Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Performance at a glance (unaudited) (concluded)

Comparison of change in value of a $10,000 investment in the SMA Relationship Trust—Series M versus the Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) from October 8, 2003, which is the fund inception date, through December 31, 2009.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)
As a percentage of net assets
As of December 31, 2009

Long-term municipal bonds:
Alabama	2.05%

Alaska	0.78

Arizona	1.64

California	1.29

Colorado	8.47

Connecticut	2.92

Delaware	3.48

Georgia	2.68

Hawaii	2.17

Illinois	11.82

Indiana	4.49

Louisiana	2.53

Maryland	1.93

Massachusetts	1.29

Michigan	3.23

New York	7.91

North Carolina	6.12

Ohio	2.80

Oregon	1.69

Pennsylvania	1.59

Tennessee	1.41

Texas	15.96

Utah	1.00

Washington	7.18

Wisconsin	2.00

Wyoming	0.55

Total long-term municipal bonds	98.98

Short-term investment	0.05

Total investments	99.03

Cash and other assets, less liabilities	0.97

Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Long-term municipal bonds—98.98%

Alabama—2.05%
Alabama Public School & College Authority
Revenue Bonds
Series B, 5.000%, due 05/01/14	$4,000,000	$4,476,360

Alaska—0.78%
City of Valdez AK Revenue Bonds
Series B, 0.050%, due 07/01/37(1)	1,700,000	1,700,000

Arizona—1.64%
Salt River Project Agricultural Improvement &
Power District Revenue Bonds,
Series A, 5.125%, due 01/01/27	3,465,000	3,586,171

California—1.29%
California Statewide Communities Development
Authority Revenue Bonds
5.000%, due 06/15/13	2,655,000	2,823,911

Colorado—8.47%
Colorado Health Facilities Authority Revenue Bonds,
Series E,
5.125%, due 11/15/16(1),(2)	360,000	423,670

5.125%, due 11/15/25(1)	6,290,000	6,375,041

Regional Transportation District Revenue Bonds,
Series A, AMBAC, 5.000%, due 11/01/16(2)	10,000,000	11,713,900

		18,512,611

Connecticut—2.92%
State of Connecticut General Obligation Bonds
Series A, 5.000%, due 01/01/14	2,500,000	2,840,550

Series C, 5.000%, due 11/01/11	3,280,000	3,540,596

		6,381,146

Delaware—3.48%
State of Delaware General Obligation Bonds
Series A, 5.000%, due 01/01/12	7,000,000	7,605,570

Georgia—2.68%
State of Georgia General Obligation Bonds,
Series E, 5.000%, due 08/01/21	5,000,000	5,855,850

Hawaii—2.17%
Hawaii State General Obligation Bonds,
Series DK, 5.000%, due 05/01/28	4,380,000	4,742,445

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Long-term municipal bonds—(continued)

Illinois—11.82%
Chicago Metropolitan Water Reclamation
District-Greater Chicago General Obligation Bonds,
5.000%, due 12/01/18	$5,600,000	$6,245,120

Chicago O’Hare International Airport Revenue Bonds,
Series B, MBIA, 5.250%, due 01/01/18	8,000,000	8,840,240

De Witt Ford County Community School
District No. 540 General Obligation Bonds,
FSA, 5.000%, due 12/01/24	8,425,000	8,910,701

Will County Community School District No.
161 General Obligation Bonds,
FGIC, 0.986%, due 01/01/12(3)	1,915,000	1,817,852

		25,813,913

Indiana—4.49%
Indiana Health & Educational Facilities
Financing Authority Hospital Revenue Bonds,
Series B, 5.000%, due 02/15/17	2,000,000	2,042,160

Purdue University Revenue Bonds,
Series A, 5.000%, due 07/01/13(2)	6,850,000	7,767,284

		9,809,444

Louisiana—2.53%
City of New Orleans LA General Obligation Bonds,
AGC-ICC FGIC, 5.500%, due 12/01/21	3,010,000	3,315,605

State of Louisiana General Obligation Bonds
Series A, 5.000%, due 05/01/22	2,000,000	2,203,520

		5,519,125

Maryland—1.93%
Howard County General Obligation Bonds,
Series B, 5.000%, due 02/15/11	4,000,000	4,209,760

Massachusetts—1.29%
Massachusetts State Water Pollution Abatement Revenue Bonds,
Series A, 5.250%, due 08/01/19	2,395,000	2,821,645

Michigan—3.23%
Michigan Municipal Bond Authority Revenue Bonds,
FSA, 5.000%, due 06/01/15	6,290,000	7,048,008

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Long-term municipal bonds—(continued)

New York—7.91%
City of New York NY General Obligation Bonds
Series E, 5.000%, due 08/01/15	$2,000,000	$2,250,800

New York City Municipal Water Finance Authority Revenue Bonds,
Series E, FSA-CR, 5.000%, due 06/15/26	5,000,000	5,079,850

Triborough Bridge & Tunnel Authority Revenue Bonds,
Series C, 5.000%, due 11/15/22	4,305,000	4,730,291

AMBAC, 5.125%, due 11/15/26	5,000,000	5,225,250

		17,286,191

North Carolina—6.12%
North Carolina Eastern Municipal Power
Agency Power Systems Revenue Bonds,
Series A, AMBAC, 5.000%, due 01/01/16	5,800,000	6,280,240

Series A, 6.400%, due 01/01/21(2)	1,000,000	1,241,500

State of North Carolina General Obligation Bonds
Series A, 5.000%, due 03/01/17	5,000,000	5,842,500

		13,364,240

Ohio—2.80%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds,
Series A-2, 5.125%, due 06/01/24	6,815,000	6,123,005

Oregon—1.69%
Portland Community College District General Obligation Bonds,
5.000%, due 06/15/25	3,340,000	3,701,989

Pennsylvania—1.59%
Commonwealth of Pennsylvania General Obligation Bonds
5.250%, due 07/01/14	3,000,000	3,484,950

Tennessee—1.41%
State of Tennessee General Obligation Bonds
Series C, 5.000%, due 05/01/27	2,795,000	3,082,885

Texas—15.96%
City of Brownsville General Obligation Bonds,
AMBAC, 0.935%, due 02/15/11(3)	1,315,000	1,242,675

North East Independent School District General
Obligation Bonds,
Series A, PSF-GTD, 5.000%, due 08/01/27	5,000,000	5,429,700

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Long-term municipal bonds—(concluded)

Texas—(concluded)
San Antonio Electric & Gas Revenue Bonds,
5.000%, due 02/01/19	$2,875,000	$3,125,844

Tarrant County Cultural Education Facilities
Finance Corp. Revenue Bonds,
Series A, 5.000%, due 02/15/22	5,000,000	5,129,200

Texas State Transportation Commission Revenue Bonds,
5.000%, due 04/01/11	6,815,000	7,198,412

Series A, 5.000%, due 04/01/20	7,105,000	7,790,206

University of Texas Revenue Bonds,
Series B, 5.000%, due 08/15/31	4,695,000	4,962,756

		34,878,793

Utah—1.00%
Utah Transit Authority Revenue Bonds,
Series A, 5.000%, due 06/15/27	2,000,000	2,177,500

Washington—7.18%
King County School District No. 403 General Obligation Bonds,
SCH BD GTY, 5.000%, due 12/01/27	6,620,000	7,168,997

State of Washington General Obligation Bonds,
Series A, FGIC, 5.000%, due 07/01/26	3,055,000	3,178,147

Series B, FSA, 5.000%, due 07/01/29	5,000,000	5,335,750

		15,682,894

Wisconsin—2.00%
State of Wisconsin Revenue Bonds
Series A, State Appropriation,
5.750%, due 05/01/29	2,000,000	2,204,720

5.750%, due 05/01/33	2,000,000	2,160,180

		4,364,900

Wyoming—0.55%
Sublette County WY Revenue Bonds
0.060%, due 11/01/14(1)	1,200,000	1,200,000

Total long-term municipal bonds (cost—$211,747,970)		216,253,306

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2009

Security description	Shares	Value

Short-term investment—0.05%

Investment company—0.05%
JPMorgan Tax Free Money Market Fund, 0.000%(4)
(cost—$108,428)	108,428	$108,428

Total investments—99.03% (cost—$211,856,398)		216,361,734

Cash and other assets, less liabilities—0.97%		2,115,351

Net assets—100.00%		$218,477,085

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $211,963,020; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,718,092

Gross unrealized depreciation	(1,319,378)

Net unrealized appreciation of investments	$4,398,714

(1)	Floating rate security—The interest rates shown are the current rates as of December 31, 2009.
(2)	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.
(3)	Rate shown reflects annualized yield at December 31, 2009 on zero coupon bond.
(4)	The rate shown reflects the yield at December 31, 2009.
AGC-ICC
FGIC	Agency Insured Custody Certificate Financial Guaranty Insurance Co.
AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
FSA-CR	Financial Security Assurance Custodial Receipts
MBIA	MBIA Insurance Corp
PSF-GTD	Permanent School Fund Guaranteed
SCH BD
GTY	School Bond Guarantee

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Municipal bonds	$—	$216,253,306	$—	$216,253,306

Short-term investment	—	108,428	—	108,428

Total	$—	$216,361,734	$—	$216,361,734

See accompanying notes to financial statements

SMA Relationship Trust—Series T

February 17, 2010

Dear shareholder,
We present you with the annual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2009.

Performance
 Over the 12 months ended December 31, 2009, the Fund declined 3.43%. During the same period, its benchmarks, the Barclays Capital US Credit Index and the Barclays Capital MBS Fixed Rate Index, returned 16.04% and 5.89%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 43.)

SMA Relationship Trust—Series T

Investment goal:
Maximum total return, consisting of income and capital appreciation

Portfolio managers:
Portfolio Management Team, including Michael Dow
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

The majority of the Fund’s underperformance occurred early in the reporting period, as its exposure to non-agency mortgage-backed securities, which are not contained in the benchmarks, generated extremely poor results. We carefully analyzed the drivers of performance and took a number of steps in an effort to reposition the Fund to face the ongoing challenges in the marketplace and to take advantage of what we believed were compelling opportunities. We believe that our efforts began to be rewarded in the second half of the reporting period.

These steps included:
•	Bringing on board investment professionals who we believe have high-caliber expertise and track records of success in addressing some of the recent issues in the marketplace, and who sought to position the Fund to help it benefit from a market recovery.

•	Increasing the depth of our analyst teams, including making sweeping changes to our securitized debt team, which entailed replacing analysts and increasing headcount to create a stronger analytical platform.

SMA Relationship Trust—Series T

•	Placing added emphasis on top-down macro analysis, and incorporating it into our investments as a result of lessons learned from recent market events. Our goal is to better understand secular forces that could have an impact on our bond portfolios.

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	While economic growth in the US remained weak during the first half of the reporting period, the recession—considered to be the longest since the Great Depression—is likely to be over. Looking back, gross domestic product (“GDP”) declined 6.4% during the first quarter of 2009. While the economy continued to struggle during the second quarter of 2009, GDP fell at a more modest pace, contracting 0.7%. This relatively better reading was primarily the result of smaller declines in exports and business spending.

The Commerce Department then reported that third quarter 2009 GDP increased 2.2%. The economy’s turnaround was due, in part, to the government’s $787 billion stimulus program. It included an $8,000 tax credit for first-time home buyers, as well as the “Cash for Clunkers” car rebate program, which has since concluded. Economic growth then accelerated during the last three months of the year, as the Commerce Department’s advance estimate for fourth quarter GDP growth was 5.7%.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Throughout the reporting period, the Fed maintained its highly accommodative monetary policy as it sought to further stabilize the financial markets and stimulate economic growth. For example, the Fed continued to directly purchase US Treasuries and agency mortgage-backed securities in an attempt to keep interest rates low and to resuscitate the long-ailing housing market.

The Fed kept the fed funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed maintained this rate throughout the entire reporting period, indicating at its December 2009 meeting that it expects to continue to do so in anticipation of economic conditions that are “likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

SMA Relationship Trust—Series T

Q.	How did the overall US bond market perform during the reporting period?
A.	Overall, the US bond market generated solid results during the fiscal year. Early in the period, investors continued to be drawn to the relative safety of short-term Treasuries given ongoing concerns related to the economy and the frozen credit markets. However, risk aversion soon abated due to optimism that the government’s massive intervention to restore order to the financial system was gaining traction. In addition, economic conditions went from being “less negative” to showing signs of meaningful improvement. Collectively, this triggered rising investor confidence and helped the US spread (non-Treasury) sectors to generate strong results during the reporting period. During the 12 months ended December 31, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returned 5.93%.

Q.	How was the Fund positioned in the various sectors of the fixed income market?
A.	Most of the Fund’s underperformance occurred early in the fiscal year. During this time, its out-of-index exposure to non-agency mortgage- backed securities (MBS)(1) detracted from results. While these securities had historically performed similarly to agency securities, the weakness in the US housing market, illiquidity and a lack of government support caused them to significantly underperform their agency counterparts. Although it was initially difficult to reduce the Fund’s exposure to non-agency MBS due to a lack of liquidity, we did pare the Fund’s exposure as the reporting period progressed.

Positively contributing to performance during the period was the Fund’s security selection of commercial mortgage-backed securities (CMBS). Within the CMBS sector, we favored AAA-rated securities at the top of the capital structure, as we found them to be attractively valued. This benefited the Fund’s performance as these securities posted very strong results during the fiscal year as a whole.

The Fund’s corporate bond holdings also enhanced its results. The corporate sector had performed poorly in 2008, due to the continued fallout from the credit crisis, the rapidly weakening economy and heightened investor risk aversion. While these headwinds continued in early 2009, corporate spreads—the difference between the yields paid

(1)	These securities are generally considered liquid and high quality, but are not government guaranteed.

SMA Relationship Trust—Series T

on these securities versus those paid on US Treasuries—subsequently narrowed sharply as the fiscal year progressed. Within the corporate sector, the Fund’s financial and industrial holdings were notable standouts.

Elsewhere, the Fund’s asset-backed securities (ABS) were positive contributors to results. In particular, our exposure to BBB-rated credit card receivables performed well during the reporting period as their spreads narrowed from their elevated levels earlier in the year.

Q.	What is your outlook for the economy?
A.	We believe the US has emerged from the lengthy recession due to a fairly good mix of growth, with consumption expanding even without the benefit of certain government stimulus programs. While we expect to see the economic recovery continue, it’s likely that GDP will remain below its historical average in 2010. Given continued slack in parts of the economy, we believe that core inflation will remain benign during the year. We will continue to closely monitor incoming economic and market data to proactively manage the Fund’s portfolio.

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series T
Head—Americas
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director and Head of US Long Duration
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for the periods ended 12/31/09

			Since
	1 year	5 years	inception(1)

SMA Relationship Trust—Series T	(3.43)%	(8.92)%	(6.34)%

Barclays Capital US Credit Index(2)	16.04%	4.67%	4.96%

Barclays Capital MBS Fixed Rate Index(3)	5.89%	5.78%	5.66%

(1)	Since inception returns are calculated as of the performance inception date, October 9, 2003, of SMA Relationship Trust—Series T.

(2)	Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index) is a sub-index of the Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers US Government/Credit Index), which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(3)	Barclays Capital MBS Fixed Rate Index (formerly known as the Lehman Brothers MBS Fixed Rate Index) covers the 15-year, 30-year, and balloon mortgage-backed pass-through securities of Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Performance at a glance (unaudited) (concluded)

Comparison of change in value of a $10,000 investment in the SMA Relationship Trust—Series T versus the Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index) and the Barclays Capital MBS Fixed Rate Index (formerly known as the Lehman Brothers MBS Fixed Rate Index) from October 9, 2003, which is the fund inception date, through December 31, 2009.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)(1)
As a percentage of net assets
As of December 31, 2009

Federal National Mortgage Association Pools,
#983068, 4.500%, due 05/01/38	7.5%

Federal National Mortgage Association Pools,
#994126, 5.500%, due 11/01/38	7.3

Federal National Mortgage Association Pools,
TBA 6.000%	6.8

Federal Home Loan Mortgage Corp. Gold Pools,
#G04437, 5.000%, due 08/01/37	3.7

Federal Home Loan Mortgage Corp. Gold Pools,
#G02922, 5.500%, due 04/01/37	3.0

Federal National Mortgage Association Pools,
#872912, 6.500%, due 06/01/36	3.0

Federal National Mortgage Association Pools,
#555591, 5.500%, due 07/01/33	2.2

Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class A4, 5.356%, due 10/10/45	2.1

Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4,
5.431%, due 10/15/49	1.9

GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4,
5.560%, due 11/10/39	1.8

Total	39.3%

(1)	Figures represent the direct investments of the SMA Relationship Trust—Series T. Figures could be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series T

Industry diversification (unaudited)(2)
As a percentage of net assets
As of December 31, 2009

Bonds
Corporate bonds
Beverages	0.22%

Capital markets	0.16

Commercial banks	0.36

Communications equipment	0.13

Diversified financial services	1.47

Diversified telecommunication services	0.29

Electric utilities	0.25

Environmental control	0.14

Insurance	0.36

Media	0.25

Oil, gas & consumable fuels	0.30

Real estate investment trust (REIT)	0.29

Total corporate bonds	4.22

Asset-backed securities	6.14

Collateralized debt obligation	0.14

Commercial mortgage-backed securities	10.07

Mortgage & agency debt securities	41.79

Municipal bonds	0.48

Stripped mortgage-backed securities	0.34

US government obligations	1.69

Total bonds	64.87

Investment companies
UBS Corporate Bond Relationship Fund	24.06

UBS High Yield Relationship Fund	3.08

UBS Opportunistic Emerging Markets Debt Relationship Fund	2.83

Total investment companies	29.97

Short-term investment	11.39

Total investments	106.23

Liabilities, in excess of cash and other assets	(6.23)

Net assets	100.00%

(2)	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series T. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Bonds—64.87%

Corporate bonds—4.22%

Canada—0.14%
Canadian Natural Resources Ltd.,
5.850%, due 02/01/35	$170,000	$166,469

France—0.23%
Credit Agricole SA,
6.637%, due 05/31/17(1),(2),(3)	355,000	287,550

Luxembourg—0.25%
Enel Finance International SA,
3.875%, due 10/07/14(1)	300,000	303,653

Netherlands—0.13%
Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26(1)	145,000	153,621

United Kingdom—0.36%
Royal Bank of Scotland Group PLC,
6.400%, due 10/21/19	445,000	443,572

United States—3.11%
Anheuser-Busch InBev Worldwide, Inc.,
4.125%, due 01/15/15(1)	270,000	274,145

Cisco Systems, Inc.,
5.900%, due 02/15/39	155,000	156,718

General Electric Capital Corp.,
6.000%, due 08/07/19	690,000	716,234

JPMorgan Chase & Co.,
6.300%, due 04/23/19	580,000	638,045

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	205,000	189,931

MetLife, Inc.,
6.400%, due 12/15/36	250,000	218,750

10.750%, due 08/01/39	175,000	215,500

Morgan Stanley,
5.625%, due 09/23/19	200,000	201,462

ProLogis, REIT,
5.625%, due 11/15/15	375,000	356,583

Qwest Corp.,
7.625%, due 06/15/15	340,000	351,900

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Time Warner Cable, Inc.,
6.750%, due 07/01/18	$280,000	$307,598

Waste Management, Inc.,
6.125%, due 11/30/39	170,000	168,940

Total United States corporate bonds		3,795,806

Total corporate bonds (cost—$5,126,599)		5,150,671

Asset-backed securities—6.14%

United States—6.14%
BA Credit Card Trust,
Series 2007-B3, Class B3,
0.433%, due 08/15/16(2)	800,000	707,235

Bank of America Credit Card Trust,
Series 2008-A1, Class A1,
0.813%, due 04/15/13(2)	775,000	773,239

Capital One Multi-Asset Execution Trust,
Series 2003-B5, Class B5,
4.790%, due 08/15/13	525,000	532,963

Chase Issuance Trust,
Series 2007-A17, Class A,
5.120%, due 10/15/14	650,000	700,204

Citibank Credit Card Issuance Trust,
Series 2004-C1, Class C1,
0.883%, due 07/15/13(2)	850,000	818,366

Series 2009-A5, Class A5,
2.250%, due 12/23/14	675,000	671,329

Series 2008-C6, Class C6,
6.300%, due 06/20/14	925,000	954,984

Series 2002-C2, Class C2,
6.950%, due 02/18/14	700,000	731,879

Conseco Finance,
Series 2001-C, Class M2,
1.383%, due 08/15/33(2)	968,403	255,076

Countrywide Asset-Backed Certificates,
Series 2006-17, Class 2A1,
0.281%, due 03/25/47(2)	22,959	22,821

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—(concluded)

United States—(concluded)
Irwin Home Equity Corp.,
Series 2005-C, Class 1M3,
6.150%, due 04/25/30(4),(5)	$1,514,435	$636,063

MBNA Credit Card Master Note Trust,
Series 2004-B1, Class B1,
4.450%, due 08/15/16	700,000	666,541

Morgan Stanley Mortgage Loan Trust,
Series 2006-4SL, Class A1,
0.381%, due 03/25/36(2)	1,568,142	25,482

Total asset-backed securities (cost—$10,503,415)		7,496,182

Collateralized debt obligation—0.14%

Cayman Islands—0.14%
Ansonia CDO Ltd.,
Series 2006-1, Class G,
7.149%, due 07/28/46(1),(4),(6)
(cost—$8,706,780)	8,752,000	175,040

Commercial mortgage-backed securities—10.07%

United States—10.07%
Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class A4,
5.356%, due 10/10/45	2,850,000	2,554,957

Bear Stearns Commercial Mortgage Securities,
Series 2006-PW14, Class AM,
5.243%, due 12/11/38	210,000	171,178

Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4,
5.431%, due 10/15/49	2,475,000	2,298,367

Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4,
5.306%, due 12/10/46	60,000	51,208

GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4,
5.560%, due 11/10/39	2,500,000	2,188,859

Series 2006-RR2, Class H,
5.681%, due 06/23/46(1),(2)	3,991,000	159,241

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—(concluded)

United States—(concluded)
Series 2007-GG10, Class A4,
5.805%, due 08/10/45(2)	$800,000	$686,916

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP7, Class A4,
5.875%, due 04/15/45(2)	1,250,000	1,204,550

Morgan Stanley Capital I,
Series 2006-HQ10, Class A4,
5.328%,due 11/12/41	1,420,000	1,333,963

Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3,
5.765%, due 07/15/45(2)	1,820,000	1,648,451

Total commercial mortgage-backed securities
(cost—$13,918,793)		12,297,690

Mortgage & agency debt securities—41.79%

United States—41.79%
Banc of America Funding Corp.,
Series 2006-I, Class SB2,
4.300%, due 12/20/36(2)	1,026,607	39,011

Series 2007-C, Class XB4,
4.853%, due 05/20/36(2)	4,114,282	32,914

Series 2007-C, Class XB2,
5.715%, due 05/20/36(2)	2,263,287	65,183

Series 2007-2, Class B1,
6.071%, due 03/25/37(2)	4,668,680	146,597

Series 2007-2, Class B2,
6.071%, due 03/25/37(2)	4,121,998	44,309

Series 2006-7, Class 1B2,
6.250%, due 09/25/36	1,779,861	27,054

Series 2006-7, Class 1B3,
6.250%, due 09/25/36	971,735	5,247

Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AR4, Class 2B1,
5.620%, due 03/25/37(2)	6,901,869	80,902

Series 2007-AR4, Class 1B3,
6.067%, due 03/25/37(2)	2,394,425	36,323

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-16, Class B1,
6.231%, due 11/25/36(2)	$1,324,569	$10,199

Series 2006-13, Class B1,
6.250%, due 09/25/36	1,101,435	8,261

Series 2006-J4, Class B1,
6.250%, due 09/25/36	653,394	13,467

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.722%, due 05/25/36(2)	1,722,108	34,442

Series 2006-2, Class CB3,
5.852%, due 03/25/36(2)	885,764	89

Federal Home Loan Mortgage Corp. Gold Pools,†
#G04437, 5.000%, due 08/01/37	4,379,165	4,495,714

#G02922, 5.500%, due 04/01/37	3,425,910	3,595,421

#C56030, 6.000%, due 03/01/31	16,767	17,973

#C55783, 6.500%, due 01/01/29	154,301	167,006

#G00194, 7.500%, due 02/01/24	246,273	276,152

#C00410, 8.000%, due 07/01/25	76,333	87,554

#C37436, 8.000%, due 01/01/30	28,060	32,155

Federal National Mortgage Association Pools,†
#983068, 4.500%, due 05/01/38	9,187,939	9,181,201

#AC1580, 4.500%, due 08/01/39	1,981,612	1,979,961

#975213, 5.000%, due 03/01/38	2,018,506	2,073,691

#975375, 5.000%, due 06/01/38	1,489,124	1,529,836

5.000%, TBA	925,000	949,137

6.000%, TBA	7,825,000	8,287,160

#244450, 5.500%, due 11/01/23	100,864	106,870

#555591, 5.500%, due 07/01/33	2,598,486	2,731,117

#994126, 5.500%, due 11/01/38	8,473,560	8,879,586

#708631, 6.000%, due 06/01/33	59,712	64,702

#872912, 6.500%, due 06/01/36	3,342,693	3,587,127

#675469, 7.000%, due 04/01/18	61,065	66,151

#253824, 7.000%, due 03/01/31	28,076	31,220

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
First Horizon Asset Securities, Inc.,
Series 2004-FL1, Class 1A1,
0.501%, due 02/25/35(2)	$248,780	$166,185

GMAC Mortgage Corp. Loan Trust,
Series 1982, Class 7,
11.625%, due 10/01/12(4),(7)	2,595	2,595

Government National Mortgage Association Pools,
#701813, 4.500%, due 04/15/39	1,000,128	1,002,568

#2687, 6.000%, due 12/20/28	44,914	48,052

#495814, 6.000%, due 01/15/29	47,532	50,777

#508540, 6.000%, due 02/20/34	681,642	721,927

#486873, 6.500%, due 01/15/29	23,471	25,355

#338523, 8.000%, due 12/15/22	4,034	4,622

#780339, 8.000%, due 12/15/23	34,953	40,050

IndyMac INDA Mortgage Loan Trust,
Series 2007-AR3, Class B2,
5.890%, due 07/25/37(2)	3,440,300	157

Series 2007-AR5, Class B2,
6.136%, due 09/25/37(2)	2,525,603	253

Lehman Structured Securities Corp.,
Series 2007-1, Class M3,
2.297%, due 10/28/34(1),(2)	799,226	23,977

Merrill Lynch Mortgage Investors, Inc.,
Series 2006-F1, Class M1,
6.000%, due 04/25/36	3,588,872	121,304

Residential Funding Mortgage Securities I,
Series 2006-SA3, Class M1,
5.952%, due 09/25/36(2)	1,925,082	32,895

Series 2006-S11, Class M2,
6.000%, due 11/25/36	427,808	1,331

Series 2006-S9, Class M2,
6.250%, due 09/25/36	195,890	184

Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-10, Class B1I,
6.112%, due 11/25/36(2)	2,850,394	21,707

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2002-MS6, Class 3A1,
6.500%, due 09/25/32	$27,886	$27,633

Wells Fargo Mortgage Backed Securities Trust,
Series 2007-5, Class B3,
5.500%, due 05/25/37	863,281	42,836

Series 2006-AR15, Class B2,
6.146%, due 10/25/36(2)	1,661,482	21,101

Total mortgage & agency debt securities
(cost—$91,474,494)		51,039,241

Municipal bonds—0.48%

United States—0.48%

California—0.35%
State of California General Obligation Bonds
Series 2009,
7.300%, due 10/01/39	450,000	425,286

New York—0.13%
New York State Urban Development Corp. Revenue Bonds
5.770%, due 03/15/39	155,000	153,472

Total municipal bonds (cost—$608,696)		578,758

Stripped mortgage-backed securities—0.34%

United States—0.34%
Federal National Mortgage Association Interest Strips, IO†,
6.000%, due 12/01/35(2),(4)	199,120	32,735

6.500%, due 10/01/35(2),(4)	340,382	71,076

MLCC Mortgage Investors, Inc.,
Series 2004-E, Class XA, IO,
1.520%, due 11/25/29(2),(4)	8,083,108	144,688

Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-21, Class 6AX, IO,
5.500%, due 11/25/35(2),(4)	1,220,362	171,303

Total stripped mortgage-backed securities
(cost—$1,321,177)		419,802

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

	Face
Security description	amount	Value

Bonds—(concluded)

US government obligations—1.69%

US Treasury Notes,
2.375%, due 10/31/14	$500,000	$494,570

3.625%, due 08/15/19	1,600,000	1,573,000

Total US government obligations (cost—$2,130,753)		2,067,570

Total bonds (cost—$133,790,708)		79,224,954

	Shares

Investment companies—29.97%

UBS Corporate Bond Relationship Fund*(8)	2,266,020	29,390,507

UBS High Yield Relationship Fund*(8)	162,301	3,760,909

UBS Opportunistic Emerging Markets Debt Relationship Fund*(8)	248,771	3,453,212

Total investment companies (cost—$33,565,800)		36,604,628

	Units

Short-term investment—11.39%

Investment company—11.39%
JPMorgan Liquid Assets Money Market Fund 0.000%(9)
(cost—$13,912,132)	13,912,132	13,912,132

Total investments—106.23% (cost—$181,268,640)		129,741,714

Liabilities, in excess of cash and other assets—(6.23%)		(7,613,252)

Net assets—100.00%		$122,128,462

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $155,501,222; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$9,477,970

Gross unrealized depreciation	(35,237,478)

Net unrealized depreciation of investments	$(25,759,508)

†	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

*	Non-income producing security.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $1,377,227 or 1.13% of net assets.
(2)	Floating rate security—The interest rates shown are the current rates as of December 31, 2009.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is illiquid. At December 31, 2009, the value of these securities amounted to $1,233,500 or 1.01% of net assets.
(5)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.
(6)	These securities, which represent 0.14% of net assets as of December 31, 2009, are considered restricted. (See restricted security table below for more information.)

					12/31/09
			Acquisition		Market
			cost as a	12/31/09	value as a
	Acquisition	Acquisition	percentage of	Market	percentage
Restricted security	dates	cost	net assets	value	of net assets

Ansonia CDO Ltd.,
Series 2006-1, Class G,
7.149%, due 07/28/46	10/25/06	$4,751,780	3.89%	$95,040	0.08%

Series 2006-1, Class G,
7.149%, due 07/28/46	12/28/06	3,955,000	3.24	80,000	0.06

		$8,706,780	7.13%	$175,040	0.14%

(7)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2009, the value of this security amounted to $2,595 or 0.00% of net assets.
(8)	Investment in affiliated investment company.
(9)	The rate shown reflects the yield at December 31, 2009.
CDO	Collateralized debt obligations
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

MLCC	Merrill Lynch Credit Corp.
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$5,150,671	$—	$5,150,671

Asset-backed securities	—	6,860,119	636,063	7,496,182

Collateralized debt obligation	—	—	175,040	175,040

Commercial mortgage-backed securities	—	12,297,690	—	12,297,690

Mortgage & agency debt securities	—	51,036,646	2,595	51,039,241

Municipal bonds	—	578,758	—	578,758

Stripped mortgage-backed securities	—	275,114	144,688	419,802

US government obligations	—	2,067,570	—	2,067,570

Investment companies	—	36,604,628	—	36,604,628

Short-term investments	—	13,912,132	—	13,912,132

Total	$—	$128,783,328	$958,386	$129,741,714

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2009

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Asset-backed	Collateralized
	securities	debt obligation

Assets
Beginning balance	$—	$—

Total gains or losses (realized/unrealized) included in earnings(1)	—	—

Purchases, sales, issuances, and settlements (net)	—	—

Transfers in and/or out of Level 3	636,063	175,040

Ending balance	$636,063	$175,040

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$(384,539)	$(3,889,066)

	Mortgage &	Stripped
	agency debt	mortgage-backed
	securities	securities	Total

Assets
Beginning balance	$—	$—	$—

Total gains or losses (realized/unrealized) included in earnings(1)	—	—	—

Purchases, sales, issuances, and settlements (net)	—	—	—

Transfers in and/or out of Level 3	2,595	144,688	958,386

Ending balance	$2,595	$144,688	$958,386

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$124	$(568,043)	$(4,841,524)

(1)	Does not include unrealized losses of $4,841,524 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements

SMA Relationship Trust

Explanation of expense disclosure (unaudited)
As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T.

58

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series A	July 1, 2009	December 31, 2009	07/01/09 to 12/31/09

Actual	$1,000.00	$1,157.90	$—

Hypothetical
(5% annual return before expenses)	1,000.00	1,025.21	—

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series M	July 1, 2009	December 31, 2009	07/01/09 to 12/31/09

Actual	$1,000.00	$1,051.00	$—

Hypothetical
(5% annual return before expenses)	1,000.00	1,025.21	—

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series T	July 1, 2009	December 31, 2009	07/01/09 to 12/31/09

Actual	$1,000.00	$1,078.40	$—

Hypothetical
(5% annual return before expenses)	1,000.00	1,025.21	—

*	Expenses are equal to each Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

59

SMA Relationship Trust

Statements of assets and liabilities—December 31, 2009

	Series A	Series M	Series T

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$15,788,645, $211,856,398 and $147,702,840)	$15,965,869	$216,361,734	$93,137,086

Investments in securities of affiliated issuers, at value (cost—$12,035,075, $0 and $33,565,800)	11,609,775	—	36,604,628

Total investments (cost—$27,823,720, $211,856,398 and $181,268,640)	27,575,644	216,361,734	129,741,714

Foreign currency, at value (cost—$192,095, $0 and $0)	193,038	—	—

Receivables:
Variation margin	133,908	—	—

Fund shares sold	95,653	125,805	1,409,297

Dividends and interest	14,456	2,494,703	708,340

Foreign tax reclaims	7,029	—	—

Investment securities sold	—	—	3,605,285

Cash collateral for futures contracts	1,606,662	—	—

Unrealized appreciation on forward foreign currency contracts	236,622	—	—

Outstanding swap agreements, at value(1)	194,824	—	—

Total assets	30,057,836	218,982,242	135,464,636

Liabilities:
Payables:
Fund shares redeemed	1,411	505,157	386,319

Investment securities purchased	—	—	12,949,855

Other payable	36,535	—	—

Unrealized depreciation on forward foreign currency contracts	59,522	—	—

Total liabilities	97,468	505,157	13,336,174

Net assets	$29,960,368	$218,477,085	$122,128,462

Net assets consist of:
Beneficial interest	$42,472,648	$241,061,573	$410,780,252

Accumulated undistributed (distributions in excess of) net investment income	(81,260)	243	—

Accumulated net realized loss	(12,262,911)	(27,090,067)	(237,124,864)

Net unrealized appreciation (depreciation)	(168,109)	4,505,336	(51,526,926)

Net assets	$29,960,368	$218,477,085	$122,128,462

Shares outstanding	4,374,024	21,685,020	28,505,840

Net asset value, offering and redemption proceeds per share	$6.85	$10.08	$4.28

(1)	Net upfront payments made by Series A on outstanding swap agreements amounted to $37,193.

See accompanying notes to financial statements

SMA Relationship Trust

Statements of operations
For the year ended December 31, 2009

	Series A	Series M	Series T

Investment income:
Dividends and other	$260,732	$2,237	$20,444

Interest	567	9,510,384	3,381,752

Foreign tax withheld	(14,690)	—	—

Net investment income	246,609	9,512,621	3,402,196

Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,714,040)	(6,868,665)	(104,926,888)

Investments in affiliated issuers	(999,189)	—	(38,207,212)

Futures contracts	(2,963,675)	58,479	—

Swap agreements	(2,035,780)	—	—

Foreign currency transactions	(540,608)	—	—

Net realized loss	(11,253,292)	(6,810,186)	(143,134,100)

Change in net unrealized appreciation (depreciation) of:
Investments	12,625,106	22,156,530	121,054,992

Futures contracts	418,573	465,786	—

Swap agreements	2,502,134	—	—

Foreign forward currency contracts	536,180	—	—

Translation of other assets and liabilities denominated in foreign currency	(100,019)	—	—

Change in net unrealized appreciation (depreciation)	15,981,974	22,622,316	121,054,992

Net realized and unrealized gain (loss)	4,728,682	15,812,130	(22,079,108)

Net increase (decrease) in net assets resulting from operations	$4,975,291	$25,324,751	$(18,676,912)

See accompanying notes to financial statements

SMA Relationship Trust

Statements of changes in net assets

	For the year ended December 31, 2009

	Series A	Series M	Series T

From operations:
Net investment income	$246,609	$9,512,621	$3,402,196

Net realized gain (loss) from:
Investment transactions	(5,713,229)	(6,868,665)	(143,134,100)

Futures contracts	(2,963,675)	58,479	—

Swap agreements	(2,035,780)	—	—

Foreign currency transactions	(540,608)	—	—

Change in net unrealized appreciation (depreciation) of:
Investments	12,625,106	22,156,530	121,054,992

Futures contracts	418,573	465,786	—

Swap agreements	2,502,134	—	—

Foreign forward currency contracts	536,180	—	—

Translation of other assets and liabilities denominated in foreign currency	(100,019)	—	—

Net increase (decrease) in net assets from operations	4,975,291	25,324,751	(22,079,108)

Dividends and distributions to shareholders from:
Net investment income	(850,490)	(9,512,378)	(14,504,140)

From beneficial interest transactions:
Proceeds from shares sold	14,629,298	49,613,163	100,823,689

Reinvestment of dividends and distributions	840,653	—	—

Cost of shares redeemed	(13,257,687)	(115,121,954)	(80,635,651)

Net increase (decrease) in net assets resulting from beneficial interest transactions	2,212,264	(65,508,791)	20,188,038

Increase (decrease) in net assets	6,337,065	(49,696,418)	(12,993,014)

Net assets:
Net assets, beginning of the year	23,623,303	268,173,503	135,121,476

Net assets, end of the year	$29,960,368	$218,477,085	$122,128,462

Accumulated undistributed (distributions in excess of) net investment income	$(81,260)	$243	$—

See accompanying notes to financial statements

SMA Relationship Trust

Statements of changes in net assets

	For the year ended December 31, 2008

	Series A(1)	Series M	Series T

From operations:
Net investment income	$408,898	$23,939,496	$61,973

Net realized gain (loss) from:
Investment transactions	(1,760,238)	(16,451,268)	(62,561,361)

Futures contracts	5,727,438	(3,250,595)	—

Swap agreements	569,783	—	—

Foreign currency transactions	2,404,988	—	—

Change in net unrealized appreciation (depreciation) of:
Investments	(12,873,182)	(18,786,455)	(94,690,817)

Futures contracts	(670,164)	(1,043,804)	—

Swap agreements	(2,344,503)	—	—

Foreign forward currency contracts	(359,080)	—	—

Translation of other assets and liabilities denominated in foreign currency	96,846	—	—

Net decrease in net assets from operations	(8,799,214)	(15,592,626)	(157,190,205)

Dividends/distributions to shareholders from:
Net investment income	(2,885,263)	(23,948,157)	(31,206,751)

Net realized gains	(3,785,862)	(430,379)	—

Total dividends and distributions to shareholders	(6,671,125)	(24,378,536)	(31,206,751)

From beneficial interest transactions:
Proceeds from shares sold	61,641,855	135,537,966	98,535,129

Reinvestment of distributions	13,185	—	—

Cost of shares redeemed	(22,561,398)	(579,999,909)	(470,754,050)

Net increase (decrease) in net assets resulting from beneficial interest transactions	39,093,642	(444,461,943)	(372,218,921)

Increase (decrease) in net assets	23,623,303	(484,433,105)	(560,615,877)

Net assets:
Net assets, beginning of the year	—	752,606,608	695,737,353

Net assets, end of the year	$23,623,303	$268,173,503	$135,121,476

Accumulated undistributed (distributions in excess of) net investment income	$1,485,223	$—	$(21,564)

(1)	For the period April 2, 2008 (commencement of operations) to December 31, 2008.

See accompanying notes to financial statements

SMA Relationship Trust—Series A

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

		For the
	Year ended	period ended
	December 31, 2009	December 31, 2008(3)

Net asset value, beginning of period	$5.65	$10.00

Income (loss) from investment operations:
Net investment income(1)	0.06	0.12

Net realized and unrealized gain (loss) from investment activities	1.34	(2.44)

Total income (loss) from investment operations	1.40	(2.32)

Dividends/distributions:
From net investment income	(0.20)	(0.88)

From net realized gains	—	(1.15)

Total dividends/distributions	(0.20)	(2.03)

Net asset value, end of period	$6.85	$5.65

Total investment return(2)	23.28%	(21.27)%

Ratios/supplemental data:
Net assets, end of period (in 000’s)	$29,960	$23,623

Ratio of net investment income to average net assets	1.02%	1.72	%(4)

Portfolio turnover	37%	24%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/ distributions or the redemption of Fund shares.
(3)	For the period April 2, 2008 (commencement of operations) through December 31, 2008.
(4)	Annualized.

See accompanying notes to financial statements

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the years ended December 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$9.45	$10.27	$10.33	$10.20	$10.27

Income (loss) from investment operations:
Net investment income(1)	0.40	0.45	0.43	0.42	0.40

Net realized and unrealized gain (loss) from investment activities	0.63	(0.80)	(0.04)	0.13	(0.06)

Total income (loss) from investment operations	1.03	(0.35)	0.39	0.55	0.34

Dividends/distributions:
From net investment income	(0.40)	(0.46)	(0.43)	(0.42)	(0.38)

From net realized gains	—	(0.01)	(0.02)	(0.00) (3)	(0.03)

Total dividends/distributions	(0.40)	(0.47)	(0.45)	(0.42)	(0.41)

Net asset value, end of year	$10.08	$9.45	$10.27	$10.33	$10.20

Total investment return(2)	11.08%	(3.52)%	3.79%	5.51%	3.32%

Ratios/supplemental data: Net assets, end of year (000’s)	$218,477	$268,174	$752,607	$421,179	$256,668

Ratio of net investment income to average net assets	4.06%	4.44%	4.18%	4.13%	3.88%

Portfolio turnover	61%	60%	119%	156%	149%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the years ended December 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$5.02	$9.10	$9.78	$9.75	$10.07

Income (loss) from investment operations:
Net investment income(1)	0.12	0.00 (3)	0.01	0.00 (3)	0.00	(3)

Net realized and unrealized gain (loss) from investment activities	(0.33)	(3.40)	(0.10)	0.54	0.17

Total income (loss) from investment operations	(0.21)	(3.40)	(0.09)	0.54	0.17

Dividends/distributions:
From net investment income	(0.53)	(0.68)	(0.59)	(0.51)	(0.49)

Net asset value, end of year	$4.28	$5.02	$9.10	$9.78	$9.75

Total investment return(2)	(3.43)%	(39.00)%	(1.06)%	5.68%	1.75%

Ratios/supplemental data:
Net assets, end of year (000’s)	$122,128	$135,121	$695,737	$513,770	$426,936

Ratio of net investment income to average net assets	2.78%	0.02%	0.08%	0.04%	0.00	%(4)

Portfolio turnover(5)	102%	9%	21%	19%	19%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.
(4)	Amount represents less than 0.005%.
(5)	The increase in portfolio turnover for the year ended December 31, 2009 is due to the increase in investment securities held directly by the Fund. In prior years, the majority of the Fund's investments were comprised of investments in other investment companies.

See accompanying notes to financial statements

SMA Relationship Trust

Notes to financial statements

Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust has three separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series M and Series T (each a “Fund”, and collectively, the “Funds”). The investment objective of Series A is to maximize total return consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series M is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The preparation of financial statements in accordance with GAAP requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting

SMA Relationship Trust

Notes to financial statements

standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Funds’ financial statements.

Valuation of investments—Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Funds. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur

SMA Relationship Trust

Notes to financial statements

between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

SMA Relationship Trust

Notes to financial statements

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fell in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC 815”), which changed the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after

SMA Relationship Trust

Notes to financial statements

November 15, 2008. Details of this disclosure can be found on the next page as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the year ended December 31, 2009. The Advisor is not aware of any credit-risk contingent features on derivatives contracts held by the Funds.

At December 31, 2009, the Portfolio had the following derivatives (not designated as hedging instruments under ASC 815):

SMA Relationship Trust—Series A

Asset derivatives

		Foreign
	Interest	exchange	Credit	Equity
	rate risk	risk	risk	risk	Total

Forward contracts(1)	$—	$236,622	$—	$—	$236,622

Futures contracts(2)	18,895	—	—	127,257	146,152

Swap agreements(1)	—	—	194,824	—	194,824

Total value	$18,895	$236,622	$194,824	$127,257	$577,598

(1)	Statement of assets and liabilities location: Swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.

(2)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

SMA Relationship Trust—Series A

Liability derivatives

		Foreign
	Interest	exchange	Equity
	rate risk	risk	risk	Total

Forward contracts(1)	$—	$(59,522)	$—	$(59,522)

Futures contracts(2)	(107,615)	—	(290,128)	(397,743)

Total value	$(107,615)	$(59,522)	$(290,128)	$(457,265)

(1)	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

(2)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

SMA Relationship Trust

Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2009, were as follows:

SMA Relationship Trust—Series A

		Foreign
	Interest	exchange	Credit	Equity
	rate risk	risk	risk	risk	Total

Net realized loss(1)
Forward contracts	$—	$(549,623)	$—	$—	$(549,623)

Futures contracts	(398,751)	—	—	(2,564,924)	(2,963,675)

Swap agreements	(329,425)	—	(1,706,355)	—	(2,035,780)

Total net realized loss	$(728,176)	$(549,623)	$(1,706,355)	$(2,564,924)	$(5,549,078)

Change in unrealized appreciation(2)
Forward contracts	$—	$536,180	$—	$—	$536,180

Futures contracts	224,650	—	—	193,923	418,573

Swap agreements	515,140	—	1,986,994	—	2,502,134

Total change in unrealized appreciation	$739,790	$536,180	$1,986,994	$193,923	$3,456,887

(1)	Statement of operations location: Net realized gain/(loss) from investments, futures contracts, swap agreements and foreign currency transactions.

(2)	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

Restricted securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments.

Foreign currency translation—The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

SMA Relationship Trust

Notes to financial statements

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. Series A and Series T may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

Series A and Series T will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, it’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis

SMA Relationship Trust

Notes to financial statements

so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

Futures contracts—Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Using financial futures contracts involves various market risks, including equity and interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements—Each Fund may engage in swap agreements, including interest rate, credit default and total return swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations.

SMA Relationship Trust

Notes to financial statements

This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition

SMA Relationship Trust

Notes to financial statements

of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the

SMA Relationship Trust

Notes to financial statements

creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Daily fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Dividends and distributions—It is each Fund’s policy to distribute its respective net investment income, if any, monthly, except for Series A, which will distribute its respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

SMA Relationship Trust

Notes to financial statements

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisory and administration fees and other transactions with affiliates—The Funds’ Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the period ended December 31, 2009 were as follows:

Series A

Affiliated				Net
investment	Value		Sales	realized
companies	12/31/08	Purchases	proceeds	loss

UBS U.S. Equity Alpha Relationship Fund	$3,942,771	$1,500,000	$820,000	$(551,710)

UBS U.S.Large Cap Growth Equity Relationship Fund	4,006,806	500,000	800,000	(447,479)

	$7,949,577	$2,000,000	$1,620,000	$(999,189)

SMA Relationship Trust

Notes to financial statements

Affiliated	Change in net
investment	unrealized	Value	% of
companies	appreciation	12/31/09	net assets

UBS U.S. Equity Alpha Relationship Fund	$2,093,705	$6,164,766	20.58%

UBS U.S. Large Cap Growth Equity Relationship Fund	2,185,682	5,445,009	18.17%

	$4,279,387	$11,609,775	38.75%

Series T

Affiliated
investment	Value		Sales	Net realized
companies	12/31/08	Purchases	proceeds	gain (loss)

UBS Corporate Bond Relationship Fund	$42,711,407	$3,750,000	$22,300,000	$78,246

UBS High Yield Relationship Fund	—	3,400,000	—	—

UBS Opportunistic Emerging Markets Debt Relationship Fund	—	3,400,000	—	—

UBS U.S. Securitized Mortgage Relationship Fund	86,654,737	2,000,000	131,545,529	(38,285,458)

	$129,366,144	$12,550,000	$153,845,529	$(38,207,212)

Affiliated		Change in net
investment		unrealized	Value	% of
companies		appreciation	12/31/09	net assets

UBS Corporate Bond Relationship Fund		$5,150,854	$29,390,507	24.06%

UBS High Yield Relationship Fund		360,909	3,760,909	3.08%

UBS Opportunistic Emerging Markets Debt Relationship Fund		53,212	3,453,212	2.83%

UBS U.S. Securitized Mortgage Relationship Fund		81,176,250	—	0.00%

		$86,741,225	$36,604,628	29.97%

SMA Relationship Trust

Notes to financial statements

Series M did not have any investments in affiliated investment companies during the period ended December 31, 2009.

During the year ended December 31, 2009, UBS U.S. Securitized Mortgage Relationship Fund (“Securitized Mortgage”) liquidated and redeemed all of its outstanding shares through a redemption in kind. Series T received investment securities, cash, and interest receivable valued at $44,552,673 in exchange for its shares of Securitized Mortgage. The difference between the cost basis of the securities received of $201,557,024 and the cost basis of Series T’s investment in Securitized Mortgage of $102,045,529 was recorded as an adjustment to beneficial interest. There was no gain or loss recognized on the redemption in kind for either GAAP or tax purposes.

Purchases and sales of securities
For the period ended December 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

Series A	$7,961,505	$12,303,338

Series M	141,259,719	201,882,340

Series T	118,682,952	119,202,919

Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series A	$850,490	$—	$850,490

Series M	9,512,378 (1)	—	9,512,378

Series T	14,504,140	—	14,504,140

(1)	$9,494,662 considered tax exempt.

SMA Relationship Trust

Notes to financial statements

	2008

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series A	$4,139,344	$2,531,781	$6,671,125

Series M	23,946,718(1)	431,818	24,378,536

Series T	31,206,751	—	31,206,751

(1)	$23,939,496 considered tax exempt.

At December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Series A	Series M	Series T

Undistributed ordinary income	$113,406	$243	$—

Accumulated capital and other losses	(12,238,904)	(26,983,445)	(237,093,918)

Net unrealized appreciation/(depreciation)	3,252,336	4,398,714	(25,759,508)

Total accumulated deficit	$(8,873,162)	$(22,584,488)	$(262,853,426)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been indentified and appropriately reclassified. Reclassifications for the year ended December 31, 2009 were as follows:

	Accumulated
	undistributed net	Accumulated	Beneficial
Fund	investment income	net realized loss	interest

Series A	$(962,602)	$4,549,063	$(3,586,461)

Series M	—	—	—

Series T	11,123,508	51,069,349	(62,192,857)

SMA Relationship Trust

Notes to financial statements

At December 31, 2009, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,

Fund	2014	2015	2016	2017

Series A	$—	$—	$—	$11,565,909

Series M	—	—	16,586,487	10,396,958

Series T	1,783,640	—	109,991,161	115,570,788

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2009, Series A incurred, and elected to defer, $660,932 of net realized capital losses and $12,063 of net realized foreign currency losses and Series T incurred, and elected to defer, $9,748,329 of net realized capital losses.

As of and during the year ended December 31, 2009, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the year ended December 31, 2009, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Shares of beneficial interest
For the years ended December 31, 2009 and December 31, 2008, transactions in shares of beneficial interest for each of the Funds was as follows:

Year ended December 31, 2009

		Shares
		issued on		Net increase
		reinvestment of	Shares	(decrease) in
Fund	Shares sold	distributions	repurchased	shares outstanding

Series A	2,374,173	123,082	(2,304,725)	192,530

Series M	5,010,560	—	(11,694,607)	(6,684,047)

Series T	19,994,428	—	(18,391,855)	1,602,573

SMA Relationship Trust

Notes to financial statements

Year ended December 31, 2008

		Shares
		issued on		Net increase
		reinvestment of	Shares	(decrease) in
Fund	Shares sold	distributions	repurchased	shares outstanding

Series A(1)	6,723,638	2,442	(2,544,586)	4,181,494

Series M	13,403,321	—	(58,284,580)	(44,881,259)

Series T	13,738,133	—	(63,287,940)	(49,549,807)

(1)	Series A commenced operations on April 2, 2008.

Subsequent events
Events after the date of the Statement of assets and liabilities are evaluated through the date of issuance of the financial statements. The Funds had no material subsequent events that occurred between the date of the Statement of assets and liabilities through the date of issuance of the financial statements that required disclosure in or adjustment to the financial statements.

SMA Relationship Trust

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders
SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust – Series A, SMA Relationship Trust – Series M and SMA Relationship Trust – Series T) (collectively, the “Funds”) as of December 31, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting SMA Relationship Trust at December 31, 2009, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2010

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

SMA Relationship Trust

Supplemental information (unaudited)

Trustee & Officer information
The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	the Trust	time served	during past 5 years

Walter E. Auch; 88 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 2002	Mr. Auch is retired (since 1986).

Adela Cepeda; 51 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).

John J. Murphy; 65 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since January 2009	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).

SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Auch is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (32 portfolios); and Consulting Group Capital Markets Funds (11 portfolios). Mr. Auch is also a member of the Board of Sound Surgical Technologies.

Ms. Cepeda is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a Director of the MGI Funds (7 portfolios) (since 2005), director of the Consulting Group Capital Markets Funds (11 portfolios) and Director of Amalgamated Bank of Chicago.

Mr. Murphy is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a Director of the Nicholas Applegate funds (13 funds); a Director of the Legg Mason Equity Funds (47 funds) (since 2007); and a Trustee of Consulting Group Capital Markets Funds (11 funds).

SMA Relationship Trust

Supplemental information (unaudited)

Non-interested Trustees (concluded)

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	the Trust	time served	during past 5 years

Frank K. Reilly; 74 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).

Edward M. Roob; 75 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2002	Mr. Roob is retired (since 1993).

Abbie J. Smith; 56 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting, Graduate School of Business, in the University of Chicago Booth School of Business (since 1980). In addition Ms. Smith is also a co-founding partner of Fundamental Investment Advisors, a hedge fund (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (2001–2002).

J. Mikesell Thomas; 59 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (Since July 2008), President and CEO of First Chicago Bancorp. (Since November 2008) and CEO of First Chicago Bank and Trust (Since November 2008). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an independent financial advisor (2001–2004).

SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Reilly is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Mr. Roob is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

Ms. Smith is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager	Ms. Smith is a director of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) (since 2000) and a director and chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply-chain management) (since 2003). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee (since 2002) of the Dimensional Funds Complex (89 portfolios).

Mr. Thomas is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystems.

SMA Relationship Trust

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since September 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel from 2003 to 2005 and assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Nancy D. Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.

*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Trustees
Frank K. Reilly	John J. Murphy
Chairman
Edward M. Roob
Walter E. Auch
Abbie J. Smith
Adela Cepeda
J. Mikesell Thomas

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees:
For the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $78,800 and $78,800, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)  Audit-Related Fees:
In each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $22,500 and $15,000, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2009 and 2008 semiannual financial statements and (2) agreed upon procedures for the Funds’ fiscal year ended 2008.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)  Tax Fees:
In each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $13,875 and $9,200, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)  All Other Fees:
In each of the fiscal years ended December 31, 2009 and December 31, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)  (1) Audit Committee Pre-Approval Policies and Procedures:
To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b) To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c) To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e) To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)  (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)   According to E&Y, for the fiscal year ended December 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)  For the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed by E&Y of $1,736,544 and $2,022,866, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008
Covered Services	$36,375	$24,200
Non-Covered Services	$1,700,169	$1,998,666

(h)  The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 11, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 11, 2010